UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2010

Old Dominion Freight Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Old Dominion Way, Thomasville, North Carolina		27360
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(336) 889-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On May 24, 2010, the Board of Directors (the “Board”) of Old Dominion Freight Line, Inc. (the “Company”) approved the First Amendment to the Amended and Restated Employment Agreement for each of Earl E. Congdon, the Company’s Executive Chairman of the Board, and John R. Congdon, the Company’s Vice Chairman of the Board and Senior Vice President, effective as of May 31, 2010 (together, the “Amendments”). The Amendments extend the fixed termination date contained in Section 5.1(i) of each Amended and Restated Employment Agreement by and between the Company and Messrs. Earl E. Congdon and John R. Congdon, each effective as of June 1, 2008 (together, the “Employment Agreements”), as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2008. The Amendments extended the fixed termination date from May 31, 2010 to May 31, 2012.

Pursuant to the Amendments, Section 5.1 now provides that each Employment Agreement will continue until the earliest of (i) May 31, 2012; (ii) the death of the executive; (iii) either party’s exercise of the 120-day Notice Exception; (iv) termination For Cause; (v) termination resulting from total disability; or, for Mr. Earl E. Congdon solely, (vi) the date Mr. Earl E. Congdon fails to be elected by the shareholders of the Company to serve as a member of the Board at the Company’s annual shareholder meeting or any substitute meeting duly called in accordance with the Company’s bylaws. Clauses (ii) through (vi) of Section 5.1 of each Employment Agreement, as set forth above, were unchanged by the Amendments.

The remaining terms and conditions of each Employment Agreement remain in full force and effect. Copies of each Amendment are attached hereto as Exhibits 10.17.10 and 10.17.11 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 24, 2010. The following matters were voted upon and approved by the Company’s shareholders at the Annual Meeting:

Proposal 1 – Election of Directors

All of the following individuals were elected at the Annual Meeting to serve as directors and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Vote
Earl E. Congdon	32,656,309	803,581	1,029,516
David S. Congdon	32,724,681	735,209	1,029,516
John R. Congdon	32,552,190	907,700	1,029,516
J. Paul Breitbach	33,291,673	168,217	1,029,516
John R. Congdon, Jr.	31,972,405	1,487,485	1,029,516
Robert G. Culp, III	33,163,570	296,320	1,029,516
John D. Kasarda	33,281,613	178,277	1,029,516
Leo H. Suggs	33,186,391	273,499	1,029,516
D. Michael Wray	33,187,708	272,182	1,029,516

Proposal 2 – Ratification of the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was ratified at the Annual Meeting based on the following vote:

For	Against	Abstain
33,839,329	642,800	7,277

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.17.10	– First Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and Earl E. Congdon

10.17.11	– First Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and John R. Congdon

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Dominion Freight Line, Inc.

May 28, 2010	By:	/s/ John P. Booker, III

Name: John P. Booker, III
Title: Vice President - Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.17.10	First Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and Earl E. Congdon
10.17.11	First Amendment to Amended and Restated Employment Agreement by and between Old Dominion Freight Line, Inc. and John R. Congdon